UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-07410

Exact name of registrant as specified in charter:	Delaware Investments® National Municipal Income Fund

Address of principal executive offices:	610 Market Street Philadelphia, PA 19106

Name and address of agent for service:	David F. Connor, Esq. 610 Market Street Philadelphia, PA 19106

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2023

Item 1. Reports to Stockholders

Annual report

Closed-end fund

Delaware Investments® National Municipal Income Fund

March 31, 2023

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is a full-service asset manager offering a diverse range of products across public and private markets including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and asset finance. The Public Investments business is a part of MAM and includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Unless otherwise noted, views expressed herein are current as of March 31, 2023, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Fund is governed by US laws and regulations.

All third-party marks cited are the property of their respective owners.

© 2023 Macquarie Management Holdings, Inc.

Portfolio management review

Delaware Investments® National Municipal Income Fund

March 31, 2023 (Unaudited)

Performance preview (for the year ended March 31, 2023)
Delaware Investments National Municipal Income Fund @ market price	1-year return	-11.51%
Delaware Investments National Municipal Income Fund @ NAV	1-year return	-9.25%
Lipper Closed-end General and Insured Municipal Debt Funds Average (Leveraged) @ market price	1-year return	-9.63%
Lipper Closed-end General and Insured Municipal Debt Funds Average (Leveraged) @ NAV	1-year return	-5.50%

Past performance does not guarantee future results.

Performance at market price will differ from performance at net asset value (NAV). Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s distribution rate.

For complete, annualized performance for Delaware Investments National Municipal Income Fund, please see the table on page 3.

Economic backdrop

For the fiscal year ended March 31, 2023, and especially in its first half, inflation in the US remained a major concern for policy makers and investors. Higher energy costs, worsened by Russia’s invasion of Ukraine in February 2022, and disruptions in the supply chain, primarily drove the rise in prices. In June 2022, the US Consumer Price Index (CPI) peaked at an annual increase of 9.1%, the fastest rise in more than 40 years. However, this trend meaningfully slowed during the final three quarters of this fiscal year. By March 2023, the annual CPI increase had dropped to 5.0% – still historically high but the lowest rate of inflation in more than a year, as interest rate hikes by the US Federal Reserve appeared to have their desired impact.

The US central bank took decisive action by raising short-term interest rates when inflation became a growing concern for the Fed. Throughout the fiscal year, the Fed increased rates frequently and rapidly, raising the federal funds rate eight times from 0.25% at the start of the fiscal year to 4.75% by the end of March 2023. Although the Fed was expected to continue raising rates in 2023, most analysts believed that the rate-hiking cycle would soon come to an end as concerns about a recession grew. Concern about the economic backdrop grew further in the final month of the fiscal year amid worries about the banking industry, precipitated by the collapse of US lenders Silicon Valley Bank and Signature Bank, and Europe’s Credit Suisse.

Amid rising inflation and interest rates, the US economy began the fiscal year on a downturn. In the first half of 2022, the country’s gross domestic product (GDP) – a measure of national economic output –decreased by an annualized 1.6% and 0.6%, in the first and second quarter, respectively. However, in the third quarter, US GDP grew by an annualized 3.2%. The economy continued its expansion in the fourth quarter, growing an estimated annual rate of 2.6% during that three-month period, driven primarily by inventory adjustments and consumer spending.

Despite the challenging economic conditions, the US jobs market remained robust throughout the fiscal year. The unemployment rate began the period at an historically low 3.6%, which was a significant improvement from the pandemic peak of 14.7% in April 2020. In February 2023, the jobless rate reached a 53-year-low of 3.4% before ticking back up to 3.5% the following month.

Source: Bloomberg, unless otherwise noted.

Municipal bond market conditions

In an often-volatile environment for fixed-income investors, the municipal bond market, as measured by the Bloomberg Municipal Bond Index, gained 0.26% for the fiscal year ended March 31, 2023.

Investors in municipal bonds encountered two very different sets of market conditions during the Fund’s fiscal year. Market conditions were highly challenging for fixed-income investors in its first half, as an unfavorable supply and demand backdrop hurt the municipal bond market. Despite generally healthy credit quality among municipal issuers, rising interest rates and concerns that higher inflation would lead to even more rate hikes by the Fed led to significant outflows from municipal bond funds, causing a decrease in bond values.

In the second half of the fiscal year, however, investors’ concerns about inflation eased and expectations that the Fed would soon end its rate-hike cycle grew as the odds of recession increased. Outflows from the municipal bond market slowed and demand for municipal securities increased, helping the market recover the value it had lost earlier in the fiscal year.

In this market environment, the weakest performers by far were longest-dated bonds hampered by their increased sensitivity to higher rates. Meanwhile, shorter-term, and especially intermediate-term bonds fared the best. Additionally, bonds with lower credit ratings were more likely to lag their higher-rated counterparts during the fiscal year.

Portfolio management review

Delaware Investments® National Municipal Income Fund

These tables show municipal bond returns by maturity length and by credit quality for the fiscal year ended March 31, 2023.

Returns by maturity
1 year	1.55%
3 years	1.52%
5 years	1.75%
10 years	2.38%
22+ years	-3.64%

Returns by credit rating
AAA	0.55%
AA	0.58%
A	-0.04%
BBB	-1.32%

Source: Bloomberg.

Maintaining our management approach

Regardless of the market backdrop, we regularly maintain a consistent management approach throughout the fiscal year. Our bottom-up investment strategy relies on deep credit research to select municipal securities on an issuer-by-issuer basis. We prioritize tax-exempt bonds that we believe offer a favorable balance between risk and return potential for our shareholders.

We have high confidence in our team’s credit research capabilities. Therefore, when looking for new investments to add to the Fund’s portfolio, we give priority to lower-rated, higher-yielding bonds with strong credit fundamentals. We believe these types of securities provide greater opportunities for us to add value for the Fund’s shareholders.

During the fiscal year, trading activity in the Fund was elevated. With interest rates and bond yields rising and credit spreads widening, we actively pursued tax-loss swaps, which allowed us to take advantage of the significantly better yields available in the marketplace. Employing this strategy, we exchanged bonds with lower yields for those providing similar risk characteristics but better coupons. This approach allowed us to improve the Fund’s income profile while also incurring a tax loss that we believe we may be able to apply to future gains. When implementing these swaps – as well as buying newly issued bonds we believed offered an attractive combination of yield and credit risk – we were mindful of preserving the Fund’s underlying credit quality along with its sector and duration positioning.

Often, our transactions were aimed at enhancing the Fund’s diversification. Due to the acquisition of the assets of two state-specific tax-exempt bond funds within the Delaware Funds by Macquarie® complex that closed in February 2022, the Fund had what we considered to be an elevated exposure to the Minnesota and Colorado state marketplaces. Although we had trimmed the Fund’s exposure to Minnesota and Colorado debt prior to this fiscal year, we sought to do so even further through our tax loss swaps and bond sales over the past 12 months. The concentration in Colorado was reduced from 17.6% of the portfolio at the start of the fiscal year to 16% at fiscal year end. The concentration in Minnesota was reduced from 40% of the portfolio at the start of the fiscal year to 32% at fiscal year end. We are pleased to have made additional progress in this long-term objective while improving the Fund’s yield.

Individual performance effects

The Fund’s top individual performer was a bond issued for the Atlas Preparatory charter school in Colorado Springs. These nonrated bonds gained 10% for the Fund during the fiscal year. These bonds were pre-refunded during the period and therefore experienced a significant immediate boost in their price and underlying credit quality.

A bond issued by the National Jewish Health hospital in Denver also contributed to the Fund’s result, gaining 5%. These bonds with a 5% coupon, rated BB+ by Standard & Poor’s, were helped by their desirable structure and 2027 maturity date, which represented a stronger-performing portion of the yield curve during this time frame.

In contrast, nonrated bonds for the Legacy Cares athletic complex project in Mesa, Arizona, meaningfully detracted from the Fund’s performance, returning -42%, as the issuer experienced credit challenges during the fiscal year.

The Fund also saw underperformance from its investment in senior housing bonds for the St. John’s Lutheran Home community in Colorado Springs and the Sunny Vista senior living center project in Albert Lea, Minnesota. These nonrated bonds returned -28% and -15%, respectively, for the fiscal year. In an environment in which high-yield bonds tended to underperform, the senior-living sector, which primarily features lower-rated issuers, disproportionately struggled. These holdings were no exception and weighed on the Fund’s performance.

Performance summary

Delaware Investments® National Municipal Income Fund

March 31, 2023 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the most recent performance data by calling 866 437-0252 or visiting our website at delawarefunds.com/closed-end.

Fund performance
Average annual total returns through March 31, 2023	1 year	5 year	10 year
At market price	-11.51%	+1.38%	+2.02%
At net asset value	-9.25%	+0.82%	+2.69%

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Funds that have a significant percentage of assets allocated to one state may be more susceptible to the economic, regulatory, regional, and other factors of that state than more geographically diversified funds.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

The Fund’s use of leverage may expose common shareholders to additional volatility and cause the Fund to incur certain costs. In the event that the Fund is unable to meet certain criteria (including, but not limited to, maintaining certain ratings with Fitch Ratings (Fitch), funding dividend payments or funding redemptions), the Fund will pay additional fees with respect to the leverage.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s (S&P), Moody’s Investors Service, and Fitch. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

Closed-end fund shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance summary

Delaware Investments® National Municipal Income Fund

Closed-end funds, unlike open-end funds, are not continuously offered. After being issued during a one-time-only public offering, shares of closed-end funds are sold in the open market through a securities exchange. Net asset value (NAV) is calculated by subtracting total liabilities by total assets, then dividing by the number of shares outstanding. At the time of sale, your shares may have a market price that is above or below NAV, and may be worth more or less than your original investment.

The Bloomberg Municipal Bond Index, mentioned on page 1, measures the total return performance of the long-term investment grade tax-exempt bond market.

The US Consumer Price Index (CPI), mentioned on page 1, is a measure of inflation that is calculated by the US Department of Labor, representing changes in prices of all goods and services purchased for consumption by urban households.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

The Fund may be required to make higher distributions of ordinary income and capital gains at calendar year end. Those distributions may temporarily cause extraordinarily high yields. There is no assurance that a Fund will repeat that yield in the future. Subsequent monthly distributions that do not include ordinary income or capital gains in the form of dividends will likely be lower. Each of these performance numbers is as calculated by the relevant providing entity disclosed above and may be based on differing methodologies.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Returns reflect the reinvestment of all distributions. Dividends and distributions, if any, are assumed, for the purpose of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment policy. Shares of the Fund were initially offered with a sales charge of 7%. Performance since inception does not include the sales charge or any other brokerage commission for purchases made since inception.

Past performance does not guarantee future results.

Market price versus net asset value (see notes on next page)

For the period March 31, 2022 through March 31, 2023

	Starting value	Ending value
Delaware Investments National Municipal Income Fund @ NAV	$13.63	$11.79
Delaware Investments National Municipal Income Fund @ market price	$12.65	$10.67

Past performance does not guarantee future results.

Performance of a $10,000 investment

For the period March 31, 2013 through March 31, 2023

	Starting value	Ending value
Lipper Closed-end General and Insured Municipal Debt Funds Average (Leveraged) @ NAV	$10,000	$13,432
Delaware Investments® National Municipal Income Fund @ NAV	$10,000	$13,041
Lipper Closed-end General and Insured Municipal Debt Funds Average (Leveraged) @ market price	$10,000	$12,449
Delaware Investments National Municipal Income Fund @ market price	$10,000	$12,218

The “Performance of a $10,000 investment” graph assumes $10,000 invested in the Fund on March 31, 2013 and includes the reinvestment of all distributions at market value. The graph assumes $10,000 in the Lipper Closed-end General and Insured Municipal Debt Funds Average (Leveraged) at market price and at NAV. Performance of the Fund and the Lipper class at market value is based on market performance during the period. Performance of the Fund and Lipper class at NAV is based on the fluctuations in NAV during the period. Delaware Investments National Municipal Income Fund was initially offered with a sales charge of 7%. For market price, performance shown in both graphs above does not include fees, the initial sales charge, or any brokerage commissions on purchases. For NAV, performance shown in both graphs above includes fees, but does not include the initial sales charge or any brokerage commissions for purchases. Investments in the Fund are not available at NAV.

The Lipper Closed-end General and Insured Municipal Debt Funds Average (Leveraged) compares closed-end funds that either invest primarily in municipal debt issues rated in the top four credit ratings or invest primarily in municipal debt issues insured as to timely payment. These funds can be leveraged via use of debt, preferred equity, and/or reverse purchase agreements (source: Lipper).

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Market price is the price an investor would pay for shares of the Fund on the secondary market. NAV is the total value of one fund share, generally equal to a fund’s net assets divided by the number of shares outstanding.

Past performance does not guarantee future results.

Fund basics

As of March 31, 2023 (Unaudited)

Delaware Investments®

National Municipal Income

Fund Fund objective

The Fund seeks to provide current income exempt from regular federal income tax, consistent with the preservation of capital.

Total Fund net assets

$145 million

Number of holdings

204

Fund start date

February 26, 1993

NYSE American symbol

VFL

CUSIP number

24610T108

Security type / sector / state / territory allocations

As of March 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials.

Delaware Investments® National Municipal Income Fund

Security type / sector	Percentage of net assets
Municipal Bonds*	171.24%
Education Revenue Bonds	24.66%
Electric Revenue Bonds	20.73%
Healthcare Revenue Bonds	47.86%
Housing Revenue Bonds	1.36%
Industrial Development Revenue/Pollution Control Revenue Bonds	4.64%
Lease Revenue Bonds	14.66%
Local General Obligation Bonds	8.75%
Pre-Refunded Bonds	4.83%
Special Tax Revenue Bonds	33.02%
State General Obligation Bond	1.15%
Transportation Revenue Bonds	7.44%
Water & Sewer Revenue Bond	2.14%
Short-Term Investments	1.30%
Total Value of Securities	172.54%
Liquidation Value of Preferred**	(68.42%)
Liabilities Net of Receivables and Other Assets	(4.12%)
Total Net Assets	100.00%

*As of the date of this report, Delaware Investments® National Municipal Income Fund held bonds issued by or on behalf of territories and the states of the US as follows:

State / territory	Percentage of net assets
Alabama	2.22%
Arizona	5.70%
California	3.54%
Colorado	27.81%
District of Columbia	0.49%
Florida	7.08%
Georgia	5.32%
Guam	2.89%
Idaho	2.38%
Illinois	7.75%
Indiana	0.02%
Minnesota	55.42%
Missouri	1.10%
Montana	0.77%
New Jersey	1.81%
New York	11.82%
Ohio	2.47%
Oregon	1.56%
Pennsylvania	4.10%
Puerto Rico	22.91%
Texas	0.12%
Virginia	2.23%
Wisconsin	1.73%
Total Value of Securities	171.24%

** More information regarding the Fund’s use of preferred shares as leverage is included in Note 6 in “Notes to financial statements.” The Fund utilizes preferred shares as leverage in an attempt to obtain a higher return for the Fund. There is no assurance that the Fund will achieve a higher return or its investment objectives through the use of such leverage.

Schedule of investments

Delaware Investments® National Municipal Income Fund

March 31, 2023

	Principal
	amount°	Value (US $)
Municipal Bonds — 171.24%
Education Revenue Bonds — 24.66%
Arizona Industrial Development Authority Revenue
(Leman Academy of Excellence of Projects)
Series A 4.50% 7/1/54	1,115,000	$1,001,002
Board of Trustees for Colorado Mesa University Enterprise
Revenue
Series B 5.00% 5/15/49	750,000	810,983
Brooklyn Park, Minnesota Charter School Lease Revenue
(Prairie Seeds Academy Project)
Series A 5.00% 3/1/34	925,000	877,927
Series A 5.00% 3/1/39	170,000	155,653
Chicago, Illinois Board of Education
5.75% 4/1/48 (BAM)	4,000,000	4,456,720
Colorado Educational & Cultural Facilities Authority Revenue
(Aspen View Academy Project)
4.00% 5/1/41	175,000	153,906
(Charter School - Aspen Ridge School Project)
Series A 144A 5.00% 7/1/36 #	500,000	490,470
Series A 144A 5.25% 7/1/46 #	500,000	480,500
(Charter School - Community Leadership Academy, Inc. Second Campus Project)
7.45% 8/1/48	500,000	504,385
(Charter School - Global Village Academy - Northglenn Project)
144A 5.00% 12/1/50 #	475,000	413,525
(Charter School - Liberty Common Project)
Series A 5.00% 1/15/44	1,000,000	1,006,440
(Charter School - Peak to Peak Charter School Project)
5.00% 8/15/34	1,000,000	1,022,320
(Charter School - Science Technology Engineering and Math (STEM) School Project)
5.00% 11/1/54	700,000	681,317
5.125% 11/1/49	765,000	765,023
(Charter School - Skyview Academy Project)
144A 5.50% 7/1/49 #	750,000	750,195
Colorado Educational & Cultural Facilities Authority Revenue
(Charter School - University Lab School Building)
144A 5.00% 12/15/45 #	500,000	507,175
(Vail Mountain School Project)
4.00% 5/1/46	25,000	21,852
Deephaven, Minnesota Charter School
(Eagle Ridge Academy Project)
Series A 5.25% 7/1/37	590,000	591,676
Series A 5.25% 7/1/40	500,000	500,210
District of Columbia Revenue Bonds
(Two Rivers Public Charter School Inc. Issue)
5.00% 6/1/50	760,000	711,010
Duluth, Minnesota Housing & Redevelopment Authority Revenue
(Duluth Public Schools Academy Project)
Series A 5.00% 11/1/48	1,200,000	1,072,776
Florida Development Finance Educational Revenue
(Mater Academy Projects)
Series B 5.00% 6/15/56	1,620,000	1,519,819
Forest Lake, Minnesota Charter School Revenue
(Lakes International Language Academy Project)
Series A 5.375% 8/1/50	915,000	885,043
Series A 5.75% 8/1/44	705,000	707,425
Jacksonville, Alabama Public Educational Building Authority Revenue
(JSU Foundation Project)
Series A 5.25% 8/1/53	3,000,000	3,205,868
Minneapolis, Minnesota Student Housing Revenue
(Riverton Community Housing Project)
5.25% 8/1/39	205,000	205,607
5.50% 8/1/49	990,000	993,168
Minnesota Higher Education Facilities Authority Revenue
(Carleton College)
4.00% 3/1/36	485,000	497,765

	Principal
	amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Minnesota Higher Education Facilities Authority Revenue
(Carleton College)
5.00% 3/1/44	555,000	$590,059
(Gustavus Adolphus College)
5.00% 10/1/47	500,000	515,055
(Macalester College)
4.00% 3/1/42	900,000	903,708
(St. Catherine University)
Series A 5.00% 10/1/45	785,000	807,867
(St. John’s University)
4.00% 3/1/36	410,000	405,371
Series 8-I 5.00% 10/1/31	235,000	246,395
(Trustees of the Hamline University of Minnesota)
Series A 4.00% 10/1/38	920,000	899,549
Series B 5.00% 10/1/47	1,055,000	1,064,864
(University of St. Thomas)
Series A 4.00% 10/1/37	500,000	504,115
Montana Board of Regents of Higher Education
(University of Montana)
5.25% 11/15/52 (AGM)	1,000,000	1,110,050
Otsego, Montana Charter School Lease Revenue
(Kaleidoscope Charter School)
Series A 5.00% 9/1/34	230,000	220,715
St. Cloud, Minnesota Charter School Lease Revenue
(Stride Academy Project)
Series A 5.00% 4/1/46	375,000	277,905
St. Paul, Minnesota Housing & Redevelopment Authority Charter School Lease Revenue
(Academia Cesar Chavez School Project)
Series A 5.25% 7/1/50	825,000	694,955
(Great River School Project)
Series A 144A 4.75% 7/1/29 #	100,000	98,930
Series A 144A 5.50% 7/1/38 #	240,000	242,232
(Twin Cities Academy Project)
Series A 5.30% 7/1/45	630,000	595,363
Westchester County, New York Local Development Revenue
(Pace University)
Series A 5.00% 5/1/34	1,500,000	1,516,140
		35,683,033
Electric Revenue Bonds — 20.73%
American Municipal Power Ohio
(Prairie State Energy Campus Project)
Series A 4.00% 2/15/36	2,500,000	2,544,150
Chaska, Minnesota Electric Revenue
(Generating Facilities)
Series A 5.00% 10/1/28	445,000	471,420
Fort Collins, Colorado Electric Utility Enterprise Revenue
Series A 5.00% 12/1/42	500,000	542,970
Loveland, Colorado Electric & Communications Enterprise Revenue
Series A 5.00% 12/1/44	500,000	526,250
Minnesota Municipal Power Agency Electric Revenue
5.00% 10/1/26	500,000	517,235
5.00% 10/1/27	320,000	330,982
5.00% 10/1/47	1,210,000	1,274,711
Municipal Electric Authority of Georgia
(Plant Vogtle Units 3&4 Project M)
Series A 5.00% 1/1/56 (BAM)	5,000,000	5,135,850
Series A 5.00% 1/1/63 (BAM)	2,500,000	2,559,700
Northern Minnesota Municipal Power Agency Electric System Revenue
Series A 5.00% 1/1/26	100,000	100,170
Series A 5.00% 1/1/30	340,000	340,541
Rochester, Minnesota Electric Utility Revenue
Series A 5.00% 12/1/42	605,000	638,305
Series A 5.00% 12/1/47	985,000	1,035,068
Salt River, Arizona Project Agricultural Improvement & Power District Electric System Revenue
Series A 5.00% 1/1/50	6,000,000	6,712,260
Southern Minnesota Municipal Power Agency Supply Revenue
Series A 5.00% 1/1/41	240,000	251,781
Series A 5.00% 1/1/47	1,650,000	1,773,882
St. Paul, Minnesota Housing & Redevelopment Authority District Energy Revenue
Series A 4.00% 10/1/33	285,000	294,955

Schedule of investments

Delaware Investments® National Municipal Income Fund

	Principal
	amount°	Value (US $)
Municipal Bonds (continued)
Electric Revenue Bonds (continued)
St. Paul, Minnesota Housing & Redevelopment Authority District Energy Revenue
Series B 4.00% 10/1/37	800,000	$809,016
Western Minnesota Municipal Power Agency Supply Revenue
Series A 5.00% 1/1/49	3,860,000	4,132,979
		29,992,225
Healthcare Revenue Bonds — 47.86%
Anoka, Minnesota Healthcare & Housing Facilities Revenue
(The Homestead at Anoka, Inc. Project)
5.375% 11/1/34	610,000	584,856
Apple Valley, Minnesota Senior Housing Revenue
(PHS Apple Valley Senior Housing, Inc. Orchard Path Project)
4.50% 9/1/53	1,160,000	1,006,404
5.00% 9/1/58	1,605,000	1,494,496
Apple Valley, Minnesota Senior Living Revenue
(Minnesota Senior Living LLC Project)
Fourth Tier
Series D 7.00% 1/1/37	685,000	463,868
Fourth Tier
Series D 7.25% 1/1/52	1,035,000	636,774
Second Tier
Series B 5.00% 1/1/47	715,000	415,801
Arizona Industrial Development Authority Revenue
(Great Lakes Senior Living Communities LLC Project)
Fourth Tier Series D-2
144A 7.75% 1/1/54 #	50,000	27,565
Second Tier
Series B 5.00% 1/1/49	70,000	37,716
Bethel, Minnesota Housing & Healthcare Facilities Revenue
(Benedictine Health System - St. Peter Communities Project)
Series A 5.50% 12/1/48	500,000	404,080
Center City, Minnesota Health Care Facilities Revenue
(Hazelden Betty Ford Foundation Project)
5.00% 11/1/27	500,000	507,085
City of Bethel, Minnesota
(The Lodge at The Lakes at Stillwater Project)
5.25% 6/1/58	1,775,000	1,475,806
Colorado Health Facilities Authority Revenue
(Aberdeen Ridge)
Series A 5.00% 5/15/49	500,000	389,685
(AdventHealth Obligated Group)
Series A 3.00% 11/15/51	2,500,000	1,889,700
Series A 4.00% 11/15/50	500,000	466,875
(Adventist Health System/ Sunbelt Obligated Group)
Series A 5.00% 11/15/48	1,000,000	1,046,640
(Bethesda Project)
Series A-1 5.00% 9/15/48	750,000	692,182
(Cappella of Grand Junction Project)
144A 5.00% 12/1/54 #	525,000	359,399
(CommonSpirit Health)
Series A-2 4.00% 8/1/49	2,250,000	2,010,307
Series A-2 5.00% 8/1/44	290,000	299,428
(Covenant Living Communities and Services)
Series A 4.00% 12/1/40	750,000	662,138
(Covenant Retirement Communities, Inc.)
Series A 5.00% 12/1/35	1,000,000	1,008,710
(Mental Health Center of Denver Project)
Series A 5.75% 2/1/44	1,500,000	1,508,385
(National Jewish Health Project)
5.00% 1/1/27	500,000	500,625
(Sanford)
Series A 5.00% 11/1/44	1,465,000	1,519,381
(Sunny Vista Living Center Project)
Series A 144A 6.25% 12/1/50 #	505,000	344,163

	Principal
	amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Crookston, Minnesota Health Care Facilities Revenue
(Riverview Health Project)
5.00% 5/1/51	1,390,000	$1,140,829
Cumberland County, Pennsylvania Municipal Authority Revenue
(Penn State Health)
Series A 4.00% 11/1/44	980,000	955,843
Cuyahoga County, Ohio Hospital Revenue
(The Metrohealth System)
5.50% 2/15/57	1,000,000	1,021,800
Deephaven, Minnesota Housing & Healthcare Facility Revenue
(St. Therese Senior Living Project)
Series A 5.00% 4/1/38	280,000	246,008
Series A 5.00% 4/1/40	270,000	233,196
Denver, Colorado Health & Hospital Authority Healthcare Revenue
Series A 4.00% 12/1/40	500,000	453,530
Escambia County, Florida Health Facilities Authority Revenue
(Baptist Health Care Corporation Obligated Group)
Series A 4.00% 8/15/50	1,150,000	989,092
Hayward, Minnesota Health Care Facilities Revenue
(American Baptist Homes of the Midwest Obligated Group)
5.75% 2/1/44	500,000	411,170
(St. John’s Lutheran Home of Albert Lea Project)
Series A 5.375% 10/1/44 ‡	125,000	75,000
Henrico County, Virginia Economic Development Authority
(Westminister Canterbury Richmond)
Series A 5.00% 10/1/52	1,200,000	1,252,728
Hillsborough County, Florida Industrial Development Authority Hospital Revenue
(Tampa General Hospital Project)
Series A 3.50% 8/1/55	6,875,000	5,419,562
Hospital Facility Authority Union County, Oregon Revenue
(Grande Ronde Hospital Project)
5.00% 7/1/39	1,665,000	1,744,454
Idaho Health Facilities Authority Revenue
(St. Luke’s Health System Project)
Series A 3.00% 3/1/51	4,630,000	3,440,923
Illinois Finance Authority
(NorthShore - Edward-Elmhurst Health Credit Group)
Series A 5.00% 8/15/51	4,355,000	4,593,218
Maple Grove, Minnesota Health Care Facilities Revenue
(Maple Grove Hospital Corporation)
4.00% 5/1/37	1,000,000	965,740
(North Memorial Health Care)
5.00% 9/1/30	865,000	896,910
Maple Plain, Minnesota Senior Housing & Health Care Revenue
(Haven Homes, Inc. Project)
5.00% 7/1/54	1,500,000	1,222,725
Minneapolis Health Care System Revenue
(Fairview Health Services)
Series A 5.00% 11/15/33	500,000	519,940
Series A 5.00% 11/15/34	500,000	518,685
Series A 5.00% 11/15/49	2,000,000	2,053,020
Minneapolis Senior Housing & Healthcare Revenue
(Ecumen-Abiitan Mill City Project)
5.00% 11/1/35	220,000	202,400
5.25% 11/1/45	850,000	759,152
5.375% 11/1/50	200,000	179,286
Missouri Health & Educational Facilities Revenue
(Mercy Health)
4.00% 6/1/53 (BAM)	1,630,000	1,595,737
Montgomery County, Pennsylvania Higher Education and Health Authority Revenue
(Thomas Jefferson University)
Series B 4.00% 5/1/56	1,000,000	906,050

Schedule of investments

Delaware Investments® National Municipal Income Fund

	Principal
	amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Montgomery County, Pennsylvania Higher Education and Health Authority Revenue
(Thomas Jefferson University)
Series B 5.00% 5/1/57	3,515,000	$3,575,880
New Hope, Texas Cultural Education Facilities
(Cardinal Bay Inc. - Village on the Park/Carriage Inn Project)
Series A-1 5.00% 7/1/51	135,000	90,113
Series B 4.75% 7/1/51	160,000	80,000
Rochester, Minnesota Health Care & Housing Facility Revenue
(The Homestead at Rochester Inc. Project)
Series A 6.875% 12/1/48	1,220,000	1,222,904
Sartell, Minnesota Health Care & Housing Facilities Revenue
(Country Manor Campus LLC Project)
5.30% 9/1/37	600,000	557,640
Shakopee, Minnesota Health Care Facilities Revenue
(St. Francis Regional Medical Center)
4.00% 9/1/31	205,000	206,099
5.00% 9/1/34	165,000	167,468
St. Cloud, Minnesota Health Care Revenue
(Centracare Health System)
4.00% 5/1/49	1,585,000	1,503,721
5.00% 5/1/48	2,250,000	2,337,998
Series A 5.00% 5/1/46	2,375,000	2,432,736
St. Paul, Minnesota Housing & Redevelopment Authority Health Care Facilities Revenue
(Amherst H. Wilder Foundation Project)
Series A 5.00% 12/1/36	750,000	751,837
(Fairview Health Services)
Series A 4.00% 11/15/43	905,000	833,270
Series A 5.00% 11/15/47	680,000	696,089
(HealthPartners Obligated Group)
Series A 5.00% 7/1/30	1,000,000	1,041,690
St. Paul, Minnesota Housing & Redevelopment Authority
Senior Housing & Health Care Revenue
(Episcopal Homes Project)
5.125% 5/1/48	1,200,000	995,844
Union County, Oregon Hospital Facility Authority Revenue
(Grande Ronde Hospital Project)
5.00% 7/1/47	500,000	510,490
Wisconsin Health & Educational Facilities Authority Senior Living Revenue
(Covenant Communities, Inc. Project)
Second Tier Series B-5 5.00%
7/1/53	1,000,000	703,410
		69,256,256
Housing Revenue Bonds — 1.36%
Minnesota Housing Finance Agency State Appropriated
(Housing Infrastructure)
Series C 5.00% 8/1/33	1,390,000	1,429,170
Northwest, Minnesota Multi-County Housing & Redevelopment Authority
(Pooled Housing Program)
5.50% 7/1/45	560,000	537,746
		1,966,916
Industrial Development Revenue/Pollution Control
Revenue Bonds — 4.64%
Golden State, California Tobacco Securitization Settlement Revenue
(Capital Appreciation)
Subordinate Series B-2 0.913%
6/1/66 ^	17,625,000	1,790,172
Inland, California Empire Tobacco Securitization
(Capital Appreciation Turbo Asset-Backed)
Series E
144A 0.63% 6/1/57 #, ^	3,900,000	228,540
Series F
144A 0.778% 6/1/57 #, ^	2,500,000	123,175

	Principal
	amount°	Value (US $)
Municipal Bonds (continued)
Industrial Development Revenue/Pollution Control
Revenue Bonds (continued)
Public Authority for Colorado Energy Natural Gas Revenue
6.25% 11/15/28	865,000	$940,515
6.50% 11/15/38	2,250,000	2,695,297
Shoals, Indiana Exempt Facilities Revenue
(National Gypsum Project)
7.25% 11/1/43 (AMT)	25,000	25,289
Tobacco Securitization Authority of Southern California
(San Diego County)
Capital Appreciation Second Subordinate
Series C 1.105% 6/1/46 ^	3,235,000	525,914
Capital Appreciation Third Subordinate
Series D 1.183% 6/1/46 ^	3,015,000	384,774
		6,713,676
Lease Revenue Bonds — 14.66%
Denver, Colorado Health & Hospital Authority
(550 Acoma, Inc.)
4.00% 12/1/38	500,000	463,155
Metropolitan Pier & Exposition Authority Illinois Revenue
(McCormick Place Expansion Project)
Series A 4.65% 12/15/52 (AGM) ^	4,625,000	1,099,085
Series B 4.545% 12/15/54 (BAM) ^	5,000,000	1,070,500

Minnesota State General Fund Appropriation Revenue
Series A 5.00% 6/1/32	780,000	782,652
Series A 5.00% 6/1/38	5,500,000	5,514,135
Series A 5.00% 6/1/43	1,750,000	1,753,535
New York Liberty Development Revenue
(Green Bonds)
Series A 2.875%
11/15/46 (BAM)	10,170,000	7,624,958
State of Colorado Department of Transportation Certificates of Participation
5.00% 6/15/34	340,000	361,457
5.00% 6/15/36	545,000	575,978
Virginia Commonwealth Transportation Board
(U.S. Route 58 Corridor Development Program)
4.00% 5/15/47	2,000,000	1,967,600
		21,213,055
Local General Obligation Bonds — 8.75%
Arapahoe County, Colorado School District No. 6
(Littleton Public Schools)
Series A 5.50% 12/1/38	650,000	735,891
Beacon Point, Colorado Metropolitan District
5.00% 12/1/30 (AGM)	600,000	632,472
Boulder Valley, Colorado School
District No RE-2
Series A 4.00% 12/1/48	500,000	495,075
Brainerd, Minnesota Independent
School District No. 181
(Brainerd Public Schools)
Series A 4.00% 2/1/38	1,500,000	1,544,100
Series A 4.00% 2/1/43	1,500,000	1,528,110
Cass Lake-Bena, Minnesota Independent School District No. 115
(Minnesota School District Credit Enhancement Program)
Series A 4.00% 2/1/39	930,000	948,386
City of Philadelphia, Pennsylvania
Series A 4.00% 5/1/42	500,000	494,435
Grand River Hospital District
Garfield and Mesa Counties, Colorado
5.25% 12/1/37 (AGM)	675,000	716,202
Jefferson County, Colorado School District No. R-1
5.25% 12/15/24	750,000	784,073
Mounds View, Minnesota Independent School District No. 621
(Minnesota School District Credit Enhancement Program)
Series A 4.00% 2/1/43	2,000,000	2,031,740
New York City, New York Fiscal 2023 Subordinate
Series B-1 5.25% 10/1/47	1,500,000	1,676,235

Schedule of investments

Delaware Investments® National Municipal Income Fund

	Principal
	amount°	Value (US $)
Municipal Bonds (continued)
Local General Obligation Bonds (continued)
Weld County, Colorado School District No. RE-3(J)
(Weld and Adams Counties)
5.00% 12/15/34 (BAM)	1,000,000	$1,074,020
		12,660,739
Pre-Refunded Bonds — 4.83%
Central Platte Valley Metropolitan District Denver, Colorado
5.00% 12/1/43-23 §	375,000	379,984
Colorado Educational & Cultural Facilities Authority Revenue
(Charter School - Atlas Preparatory School Project)
144A 5.25% 4/1/45-25 #, §	700,000	734,426
Colorado Health Facilities Authority Revenue
(Covenant Retirement Communities, Inc.)
Series A 5.75% 12/1/36-23 §	1,000,000	1,020,780
Commerce City, Colorado Sales and Use Tax Revenue
5.00% 8/1/44-24 (AGM) §	1,000,000	1,030,820
St. Paul, Minnesota Housing & Redevelopment Authority Hospital Facility
(Healtheast Care System Project)
Series A 5.00% 11/15/29-25 §	395,000	419,794
Series A 5.00% 11/15/30-25 §	290,000	308,203
Tallyn’s Reach, Colorado Metropolitan District No. 3
(Limited Tax Convertible)
144A 5.125% 11/1/38-23 #, §	295,000	299,257
Western Minnesota Municipal Power Agency Supply Revenue
Series A 5.00% 1/1/40-24 §	750,000	763,380
Series A 5.00% 1/1/46-24 §	2,000,000	2,035,680
		6,992,324
Special Tax Revenue Bonds — 33.02%
Arizona Industrial Development Authority Revenue
(Legacy Cares, Inc. Project)
Series A 144A 7.75%
7/1/50 #, ‡	725,000	471,250
City & County of San Francisco, California Special Tax District No 2020-1
(Mission Rock Facilities and Services)
Series B 144A 5.25% 9/1/49 #	550,000	399,278
Commonwealth of Puerto Rico
(Restructured)
5.75% 11/1/51 •	452,914	152,858
Florida Development Finance Revenue
(Brightline Florida Passenger Rail Expansion Project)
Series A 144A 7.50%
7/1/57 (AMT) #, •	600,000	592,548
Fountain, Colorado Urban Renewal Authority Tax Increment Revenue
(South Academy Highlands Project)
Series A 5.50% 11/1/44	655,000	623,986
GDB Debt Recovery Authority of Puerto Rico
(Taxable)
7.50% 8/20/40	16,807,101	13,949,894
Lincoln Park Metropolitan District Douglas County, Colorado
5.00% 12/1/46 (AGM)	500,000	536,190
Miami-Dade County, Florida
(Capital Appreciation)
3.505% 10/1/37 (BAM) ^	3,000,000	1,733,940
New York State Dormitory Authority Personal Income Tax Revenue
(General Purpose)
Series E 3.00% 3/15/50	2,500,000	1,920,750
New York State Thruway Authority State Personal Income Tax Revenue
(Climate Bond Certified - Green Bonds)
Series C 5.00% 3/15/55	4,000,000	4,357,320
Prairie Center Metropolitan District No. 3, Colorado
Series A 144A 5.00%
12/15/41 #	500,000	492,025

	Principal
	amount°	Value (US $)
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Public Finance Authority, Wisconsin
(American Dream @ Meadowlands Project)
144A 7.00% 12/1/50 #	380,000	$332,724
Public Finance Authority, Wisconsin Hotel Revenue
(Grand Hyatt San Antonio Hotel Acquisition Project)
Series A 5.00% 2/1/62	1,475,000	1,461,872
Puerto Rico Sales Tax Financing Revenue
(Restructured)
Series A-1 4.75% 7/1/53	7,000,000	6,420,400
Series A-1 5.047% 7/1/46 ^	10,000,000	2,625,900
Series A-1 5.518% 7/1/51 ^	51,455,000	10,014,172
St. Paul, Minnesota Sales Tax Revenue
Series G 5.00% 11/1/30	935,000	965,874
Thornton, Colorado Development Authority
(East 144th Avenue & I-25 Project)
Series B 5.00% 12/1/35	265,000	272,412
Series B 5.00% 12/1/36	440,000	452,232
		47,775,625
State General Obligation Bond — 1.15%
California State
(Various Purpose)
3.00% 3/1/46	2,000,000	1,672,560
		1,672,560
Transportation Revenue Bonds — 7.44%
Colorado High Performance Transportation Enterprise Revenue
(U.S. 36 & I-25 Managed Lanes)
5.00% 12/31/56	1,000,000	969,800
5.75% 1/1/44 (AMT)	1,110,000	1,110,733
Denver, Colorado City & County Airport System Subordinate Revenue
Series A 5.00% 12/1/48 (AMT)	1,000,000	1,032,140
Port Authority of Guam Revenue
Series A 5.00% 7/1/48	1,050,000	1,078,539
South Jersey, New Jersey Transportation Authority Revenue
Series A 5.00% 11/1/45 (BAM)	2,455,000	2,624,419
St. Paul, Minneapolis Metropolitan Airports Commission Revenue
(Senior)
Series C 5.00% 1/1/33	1,000,000	1,078,920
Series C 5.00% 1/1/36	1,000,000	1,068,040
Series C 5.00% 1/1/46	1,245,000	1,293,119
(Subordinate)
Series B 5.00% 1/1/26 (AMT)	500,000	505,065
		10,760,775
Water & Sewer Revenue Bond — 2.14%
Guam Waterworks Authority Water & Wastewater System Revenue Refunding
5.00% 7/1/37	3,000,000	3,093,330
		3,093,330
Total Municipal Bonds
(cost $256,226,686)		247,780,514

Short-Term Investments — 1.30%
Variable Rate Demand Notes — 1.30%¤
Los Angeles Department of Water & Power Revenue
Subordinate Series A-2 3.35%
7/1/45
(SPA - Barclays Bank)	1,000,000	1,000,000
Phoenix, Arizona Industrial Development Authority
(Mayo Clinic) Series B 3.60%
11/15/52
(SPA - Northern Trust)	875,000	875,000
Total Short-Term Investments
(cost $1,875,000)		1,875,000
Total Value of Securities—172.54%
(cost $258,101,686)		$249,655,514

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2023, the aggregate value of Rule 144A securities was $7,387,377, which represents 5.11% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”
‡	Non-income producing security. Security is currently in default.
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.

Schedule of investments

Delaware Investments® National Municipal Income Fund

§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 8 in “Notes to financial statements.”
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at March 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
¤	Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of March 31, 2023.

Summary of abbreviations:

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

BAM – Insured by Build America Mutual Assurance

ICE – Intercontinental Exchange, Inc.

LIBOR – London Interbank Offered Rate

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

LLC – Limited Liability Corporation

SPA – Stand-by Purchase Agreement

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities

Delaware Investments® National Municipal Income Fund

March 31, 2023
Assets:
Investments, at value*	$249,655,514
Interest receivable	2,957,942
Deferred offering cost for preferred shares	176,544
Other assets	2,148
Total Assets	252,792,148
Liabilities:
Due to custodian	800,782
Liquidation value of preferred stock	99,000,000
Payable for securities purchased	7,912,098
Other accrued expenses	261,587
Investment management fees payable to affiliates	94,443
Administration expenses payable to affiliates	23,036
Total Liabilities	108,091,946
Total Net Assets Applicable to Common Shareholders	$144,700,202

Net Assets Applicable to Common Shareholders Consist of:
Paid-in capital ($0.001 par value)•, f	$180,200,170
Total distributable earnings (loss)	(35,499,968)
Total Net Assets Applicable to Common Shareholders	$144,700,202

*Investments, at cost	$258,101,686
•Common shares outstanding	12,278,003
[f]Common shares authorized	unlimited

See accompanying notes, which are an integral part of the financial statements.

Statement of operations

Delaware Investments® National Municipal Income Fund

Year ended March 31, 2023
Investment Income:
Interest	$15,196,022

Expenses:
Management fees	1,442,951
Dividend expense	3,396,207
Dividend disbursing and transfer agent fees and expenses	540,712
Legal fees	479,366
Accounting and administration expenses	108,003
Audit and tax fees	68,824
Reports and statements to shareholders expenses	58,619
Custodian fees	28,369
Trustees’ fees and expenses	14,965
Registration fees	152
Other	398,177
Total operating expenses	6,536,345
Net Investment Income (Loss)	8,659,677

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(24,543,349)
Net change in unrealized appreciation (depreciation) on investments	(10,657,292)
Net Realized and Unrealized Gain (Loss)	(35,200,641)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(26,540,964)

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Investments® National Municipal Income Fund

	Year ended
	3/31/23	3/31/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$8,659,677	$3,356,556
Net realized gain (loss)	(24,543,349)	(2,015,982)
Net change in unrealized appreciation (depreciation)	(10,657,292)	(15,173,054)
Net increase (decrease) in net assets resulting from operations	(26,540,964)	(13,832,480)

Dividends and Distributions to Common Shareholders from:
Distributable earnings	(8,622,394)	(4,399,567)
Return of capital	(1,132,057)	—
Total distributions to shareholders	(9,754,451)	(4,399,567)

Capital Share Transactions:
Net assets from merger[1]	—	235,755,536
Cost of shares redeemed	(103,710,362)	—
Increase (decrease) in net assets derived from capital share transactions	(103,710,362)	235,755,536
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	(140,005,777)	217,523,489

Net Assets Applicable to Common Shareholders:
Beginning of year	284,705,979	67,182,490
End of year	$144,700,202	$284,705,979
[1]	See Note 7 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Statement of cash flows

Delaware Investments® National Municipal Income Fund

Year ended March 31, 2023
Cash Flows Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$(26,540,964)
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used for) operating activities:
Amortization of premium and accretion of discount on investments	712,368
Proceeds from disposition of investment securities	452,829,335
Purchase of investment securities	(320,626,391)
(Purchase) proceeds from disposition of short-term investment securities, net	4,932,418
Net realized (gain) loss on investments	24,543,349
Net change in unrealized (appreciation) depreciation of investments	10,657,292
(Increase) decrease in other assets	400,848
(Increase) decrease in receivable for securities sold	22,064,142
(Increase) decrease in interest receivable	2,085,177
(Increase) decrease in offering cost for preferred shareholders	22,121
(Increase) decrease in prepaid rating agency fee	43,740
Increase (decrease) in payable for securities purchased	(25,826,655)
Increase (decrease) in Trustees’ fees and expenses payable to affiliates	(1,418)
Increase (decrease) in accounting and administration expenses payable to affiliates	(1,349)
Increase (decrease) in administration expenses payable to affiliates	23,036
Increase (decrease) in investment management fees payable to affiliates	(50,473)
Increase (decrease) in reports and statements to shareholders expenses payable to affiliates	(145)
Increase (decrease) in audit and tax fees payable	(44,046)
Increase (decrease) in legal fees payable to affiliates	(13,380)
Increase (decrease) in other accrued expenses	233,166
Total adjustments	171,983,135
Net cash provided by operating activities	145,442,171

Cash provided by (used for) financing activities:
Repurchase of preferred stock at liquidation value	(36,000,000)
Cash dividends and distributions paid to common shareholders and preferred shareholders	(9,754,451)
Cost of shares redeemed net of amounts payables	(103,710,362)
Increase (decrease) in bank overdraft	800,782
Net cash provided by (used for) financing activities	(148,664,031)
Net increase (decrease) in cash	(3,221,860)
Cash at beginning of year	$3,221,860
Cash at end of year	$—
Cash paid during the period for dividend expense from borrowings	$3,396,207

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Investments® National Municipal Income Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$13.59	$14.84	$13.71	$14.44	$14.34
Income (loss) from investment operations:
Net investment income[1]	0.47	0.51	0.58	0.54	0.59
Net realized and unrealized gain (loss)	(1.73)	(1.12)	1.12	(0.57)	0.11
Total from investment operations	(1.26)	(0.61)	1.70	(0.03)	0.70
Less dividends and distributions to common shareholders from:
Net investment income	(0.48)	(0.54)	(0.51)	(0.55)	(0.60)
Net realized gain	—	(0.10)	(0.06)	(0.15)	—
Return of capital	(0.06)	—	—	—	—
Total dividends and distributions	(0.54)	(0.64)	(0.57)	(0.70)	(0.60)
Net asset value, end of period	$11.79	$13.59	$14.84	$13.71	$14.44
Market value, end of period	$10.67	$12.65	$13.12	$12.24	$12.69
Total return based on:[2]
Net asset value	(9.25)%	(4.15)%	13.20%	(0.24)%	5.71%
Market value	(11.51)%	0.92%	12.11%	1.35%	5.56%
Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)	$144,700	$284,706	$67,182	$62,085	$65,399
Ratio of expenses to average net assets applicable to common shareholders[3]	2.89%	1.57%	1.66%	2.27%	2.31%
Ratio of net investment income to average net assets applicable to common shareholders[4]	3.83%	3.45%	4.03%	3.69%	4.19%
Portfolio turnover	94%	75%	19%	33%	16%
Leverage analysis:
Value of preferred shares outstanding (000 omitted)[5]	99,000	135,000	30,000	30,000	30,000
Net asset coverage per share of preferred shares, end of period[5]	246,162	310,893	323,942	306,949	317,996
Liquidation value per share of preferred shares[5]	100,000	100,000	100,000	100,000	100,000

[1]	Net investment income is reduced by dividends paid to preferred shareholders from net investment income of $0.28, $0.08, $0.08, $0.17, and $0.18 per share for the years ended March 31, 2023, 2022, 2021, 2020, and 2019 respectively.
[2]	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
[3]	The ratio of expenses to average net assets applicable to common shareholders excluding dividend expense for the years ended March 31, 2023, 2022, 2021, 2020, and 2019 were 1.39%, 1.04%, 1.02%, 1.11%, and 1.05%, respectively.
[4]	The ratio of net investment income excluding dividend expense to average net assets for the years ended March 31, 2023, 2022, 2021, 2020, and 2019 were 5.33%, 3.98%, 4.67%, 4.84%, and 5.45%, respectively.
[5]	In March 2012, the Fund issued a series of 300 variable rate preferred shares, with a liquidation preference of $100,000 per share (Series 2017 Shares). The Series 2017 Shares were redeemed on February 2, 2016 and replaced with Series 2021 Shares, which were the same amount and value as the Fund’s Series 2017 Shares. On April 25, 2019, the Fund redeemed the Series 2021 Shares, and replaced them with Series 2049 Muni-MultiMode Preferred Shares (Series 2049), which have the same amount and value as the Series 2021 Shares. When the Fund acquired Delaware Investments Colorado Municipal Income Fund, Inc. and Delaware Investments Minnesota Municipal Income Fund II, Inc. on February 11, 2022, it also acquired the Series 2049 preferred shares used as leverage by those funds, which are reflected in the value of preferred shares outstanding in the table above. 36,000,000 were redeemed to Fund the tender offer of VFL on December 16, 2022.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements

Delaware Investments® National Municipal Income Fund

March 31, 2023

Delaware Investments National Municipal Income Fund (Fund) is organized as a Massachusetts business trust, and is a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (1940 Act). The Fund’s shares trade on the NYSE American, the successor to the American Stock Exchange, formerly known as NYSE Market.

1. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation — Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s valuation designee, Delaware Management Company (DMC). Subject to the oversight of the Fund’s Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities with that are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities and private placements are valued at fair value.

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended March 31, 2023 and for all open tax years (years ended March 31, 2020 – March 31, 2022), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statements of operations.” During the year ended March 31, 2023, the Fund did not incur any interest or tax penalties.

Cash and Cash Equivalents — Cash and cash equivalents include deposits held at financial institutions, which are available for the Fund’s use with no restrictions, with original maturities of 90 days or less.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. The Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee of 0.40% which is calculated based on the Fund’s adjusted average daily net assets.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative net asset value (NAV) basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended March 31, 2023, the Fund paid $27,861 for these services.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Fund. For the year ended March 31, 2023, the Fund paid $76,934 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Fund for each Independent Trustee’s retainer and other fees. Certain officers of DMC and DIFSC are officers and/or Trustees of the Fund. These officers and Trustees are paid no compensation by the Fund.

Cross trades for the year ended March 31, 2023, were executed by the Fund pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common trustees and/or common officers. At their regularly scheduled meetings, the Board reviews a report related to the Fund’s compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended March 31, 2023, the Fund engaged in Rule 17a-7 securities purchases of $34,383,915. For the year ended March 31, 2023, the Fund engaged in Rule 17a-7 securities sales of $47,018,606, resulting in net losses of $2,073,138.

3. Investments

For the year ended March 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$320,626,391
Sales	452,829,335

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At March 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:

Cost of investments	$258,643,540
Aggregate unrealized appreciation of investments	$2,353,762
Aggregate unrealized depreciation of investments	(11,341,788)
Net unrealized depreciation of investments	$(8,988,026)

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.

Notes to financial statements

Delaware Investments® National Municipal Income Fund

3. Investments (continued)

Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of March 31, 2023:

Level 2
Securities
Assets:
Municipal Bonds	$247,780,514
Short-Term Investments	1,875,000
Total Value of Securities	$249,655,514

During the year ended March 31, 2023, there were no transfers into or out of Level 3 investments. The Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning or end of the period in relation to the Fund’s net assets. During the year ended March 31, 2023, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2023 and 2022 were as follows:

	Year ended
	3/31/23	3/31/22
Tax-exempt income	$8,568,847	$3,946,579
Ordinary income	53,547	576
Long-term capital gains	—	452,412
Return of capital	1,132,057	—
Total	$9,754,451	$4,399,567

5. Components of Net Assets on a Tax Basis

As of March 31, 2023, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$180,200,170
Capital loss carryforwards*	(26,494,436)
Unrealized appreciation (depreciation) of investments	(9,005,532)
Net assets	$144,700,202

* A portion of the Series capital loss carryforward is subject to limitation under the Internal Revenue Code and related regulations.

The differences between book basis and tax basis components of net assets are primarily attributable to tax treatment of market discount on debt instruments and tax deferral of wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to reorganization-related adjustments and tax treatment of payments to preferred shareholders. Results of operations and net assets were not affected by these reclassifications. For the year ended March 31, 2023, the Fund had no reclassifications.

At March 31, 2023, capital loss carryforwards available to offset future realized capital gains are as follows:

Loss carryforward character
Short-term	Long-term	Total
$17,315,727	$9,178,709	$26,494,436

6. Capital Stock

Pursuant to its declaration of trust, the Fund has been authorized to issue an unlimited amount of $0.01 par value common shares. Shares issuable under the Fund’s dividend reinvestment plan are purchased by the Fund’s transfer agent, Computershare, Inc., in the open market. During the years ended March 31, 2023 and 2022, the Fund did not issue any shares under its dividend reinvestment plan.

On April 25, 2019, the Fund priced private offerings to a qualified institutional buyer, as defined pursuant to Rule 144A under the Securities Act of 1933, of approximately $30 million of Muni-MultiMode Preferred Shares, Series 2049 (MMP), with a $100,000 liquidation value per share. The Fund used the net proceeds from each offering to redeem its outstanding Variable Rate MuniFund Term Preferred Shares, Series 2021 (VMTP). The Fund issued MMP shares in the same amount and value as its previously outstanding VMTP shares. On February 11, 2022, the Fund acquired the assets of Delaware Investments Colorado Municipal Income Fund, Inc. (“VCF”) and Delaware Investments Minnesota Municipal Income Fund II, Inc. (“VMM”), which included Series 2049 MMP preferred shares issued by each of VCF and VMM used as leverage (the “Reorganization”). The Reorganization caused the Fund’s total preferred shares outstanding to equal $135 million, with VCF’s Series 2049 MMP preferred shares becoming Series 2 and VMM’s Series 2049 MMP preferred shares becoming Series 3 of the MMP shares issued by the Fund. The Fund’s original tranche of Series 2049 MMP preferred shares is Series 1. The terms of the Series 2 and Series 3 MMP shares are substantially similar to those of the Series 1. For more information on the Reorganization see Note 7.

Notes to financial statements

Delaware Investments® National Municipal Income Fund

6. Capital Stock (continued)

The MMP shares are a floating rate form of preferred stock with a mandatory term redemption. The mandatory term redemption date for these offerings is April 1, 2049. MMP shares have the option at either the request of the purchaser or issuer to be converted to a variable rate demand preferred (“VRDP”) structure. The converted VRDP shares could then be offered for sale to certain institutional investors. The VRDP could continue to remain outstanding for the remainder of the MMP shares’ 30-year term. MMP dividends are set weekly at a spread to the Securities Industry and Financial Markets Association Municipal Swap Index. MMP shares represent the preferred stock of the Fund and are senior, with priority in all respects, to the Fund’s common shares as to payments of dividends. MMP shares are redeemable at par. The Fund may be obligated to redeem certain of the MMP shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. Dividends on MMP shares are set weekly, and are based on a short-term index rate plus an additional spread that is subject to adjustment in certain circumstances, including a change in the credit rating assigned to the MMP shares by Fitch Ratings (“Fitch”).

For the year ended March 31, 2023, the Fund redeemed 8,678,692 common shares valued at $103,710,362.

The weighted average dividend rate for all of the Fund’s MMP shares for the year ended March 31, 2023 is 2.69%.

The Fund uses leverage because its managers believe that, over time, leveraging may provide opportunities for additional income and total return for common shareholders. However, the use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on common share NAV and common shareholder total return is magnified by the use of leverage; accordingly, the use of structural leverage may hurt the Fund’s overall performance.

Leverage may also cause the Fund to incur certain costs. In the event that the Fund is unable to meet certain criteria (including, but not limited to, maintaining certain ratings with Fitch, funding dividend payments, or funding redemptions), the Fund will pay additional fees with respect to the leverage.

For financial reporting purposes, the MMP shares are considered debt of the issuer; therefore, the liquidation value which approximates fair value of the MMP shares is recorded as a liability in the “Statement of assets and liabilities”. Dividends accrued and paid on the MMP shares are included as a component of dividend expense in the “Statement of operations”. The MMP shares are treated as equity for legal and tax purposes. Dividends paid to holders of the MMP shares are generally classified as tax-exempt income for tax-reporting purposes.

Offering costs for MMP shares are recorded as a deferred charge and amortized over the 30-year life of the MMP shares. These are presented as “Offering cost for preferred shareholders” on the “Statement of assets and liabilities” and “Offering costs” on the “Statement of operations.”

7. Reorganization

On November 9, 2021, the Board approved a proposal to reorganize (the “Reorganization”) Delaware Investments® Colorado Municipal Income Fund, Inc. and Delaware Investments Minnesota Municipal Income Fund II, Inc. (the “Acquired Funds”), each organized as Minnesota corporations, with and into Delaware Investments National Municipal Income Fund (the “Acquiring Fund”), organized as a Massachusetts business trust. Pursuant to an Agreement and Plan of Reorganization (the “Plan”): (i) all of the property, assets, and goodwill of the Acquired Funds were acquired by the Acquiring Fund, and (ii) the Trust, on behalf of the Acquiring Fund, assumed the liabilities of the Acquired Funds, in exchange for shares of the Acquiring Fund. In accordance with the Plan, the Acquired Funds liquidated and dissolved following the Reorganization. The purpose of the transaction was to allow shareholders of the Acquired Funds to own shares of the Acquiring Fund, and the Acquiring Fund to achieve a larger asset level, which could potentially reduce its discounts as well as fixed expenses, greater liquidity to facilitate larger trading volumes, stronger investment opportunities due to scale and having a national investment focus, and the ability to implement other forms of leverage. The Reorganization was accomplished by a tax-free exchange of shares on February 11, 2022. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Funds was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The share transactions associated with the Reorganization are as follows:

	Acquired Fund Net Assets	Acquired Fund Shares Outstanding	Shares Converted to Acquiring Fund	Acquiring Fund Net Assets	Conversion Ratio
	Delaware Investments Colorado Municipal Income Fund, Inc.		Delaware Investments National Municipal Income Fund
Common Shares	$71,680,609	4,837,100	4,995,164	$64,997,119	1.0327

	Acquired Fund Net Assets	Acquired Fund Shares Outstanding	Shares Converted to Acquiring Fund	Acquiring Fund Net Assets	Conversion Ratio
	Delaware Investments Minnesota Municipal Income Fund II, Inc.		Delaware Investments National Municipal Income Fund
Common Shares	$164,074,927	11,504,975	11,433,793	$64,997,119	0.9938

The net assets of the Acquired Funds before the Reorganization were $235,755,536. The net assets of the Acquiring Fund immediately following the Reorganization were $300,752,655.

Assuming the Reorganization had been completed on April 1, 2021, the Acquiring Fund’s pro forma results of operations for the year ended March 31, 2022, would have been as follows:

Net investment income	$10,353,883
Net realized loss on investments	(2,024,210)
Net change in unrealized appreciation (depreciation)	(22,051,855)
Net decrease in net assets resulting from operations	$(13,722,182)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Acquiring Fund’s Statement of Operations since the Reorganization was consummated on March 31, 2022.

8. Geographic, Credit, and Market Risks

The global outbreak of COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the outbreak, its full economic impact and ongoing effects at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on a Fund’s performance.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations. These declines in value are greater for fixed income securities with longer maturities or durations. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. A fund may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, IBORs) could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment

Notes to financial statements

Delaware Investments® National Municipal Income Fund

8. Geographic, Credit, and Market Risks (continued)

strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average (EONIA), which are also the subject of recent reform.

The Fund concentrates its investments in securities issued by each corresponding state’s municipalities. The Fund invests primarily in a specific state and may be subject to geographic concentration risk. In addition, the Fund has the flexibility to invest in issuers in US territories and possessions such as the Commonwealth of Puerto Rico, the US Virgin Islands, and Guam whose bonds are also free of federal and individual state income taxes. The value of the Fund’s investments may be adversely affected by new legislation within the states or US territories, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no certainty that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund.

From time to time, the Fund may invest in industrial development bonds (IDBs) or pollution control revenue (PCR) bonds that are issued by a conduit authority on behalf of a corporation that is either foreign owned or has international affiliates or operations. While the bonds may be issued to finance a facility located in the United States, the bonds may be secured by a payment obligation or guaranty of the corporation. To the extent the Fund invests in such securities, that Fund may be exposed to risks associated with international investments. The risk of international investments not ordinarily associated with US investments includes fluctuation in currency values, differences in accounting principles, and/or economic or political instability in other nations.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Service LLC (S&P), lower than Baa3 by Moody’s Investors Service, Inc. (Moody’s), or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

In particular, there recently has been speculation that due to a weak economic outlook, high government debt levels, and credit rating downgrades by S&P and Moody’s, Puerto Rican debt obligations may be subject to a greater risk of default. In striving to manage geographic concentration risk for a Fund, DMC carefully monitors the economies of each state, region, and US territory and possession in which the Fund invests or may invest. In general, DMC believes these economies are broad enough to satisfy the Fund’s investment needs. However, there is no way to eliminate this risk when investing with a concentration in certain geographic areas.

The Fund may invest in advance refunded bonds, escrow secured bonds, or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” “Advance refunded bonds” are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities, which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

To the extent that the Fund invests in securities with longer duration, it may be more sensitive to fluctuation of interest rates.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction, or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A securities held by the Fund have been identified on the “Schedule of investments.”

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Recent Accounting Pronouncements

In March 2020, FASB issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. On December 21, 2022, FASB issued ASU 2022-06 to defer the sunset date of Accounting Standards Codification Topic 848 until December 31, 2024. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management is currently evaluating ASU 2020-04 and ASU 2022-06, but does not believe there will be a material impact.

11. Subsequent Events

At the close of business on or about July 7, 2023 (Closing Date), the new board of trustees and new investment management agreement with abrdn Inc. was completed. Fund shareholders approved the election of four new trustees and the new investment management agreement with abrdn Inc. at a special meeting of shareholders held on March 8, 2023. The results of the special shareholder meeting were as follows: As of the record date, December 22, 2022, the Fund had outstanding 12,278,003.15 common shares and 990 preferred shares. At the special shareholder meeting, 8,071,335 of outstanding common shares and 990 of outstanding preferred shares were voted representing quorum.

Proposal 1 (New Investment Management Agreement with abrdn Inc.):

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
5,453,641	384,244	212,653	2,023,386

Proposal 2 (Election of Four New Trustees):

Common Shares and Preferred Shares voting together

Stephen Bird

Votes For	Votes Withhold
7,579,827	494,096

Notes to financial statements

Delaware Investments® National Municipal Income Fund

11. Subsequent Events (continued)

Todd Reit

Votes For	Votes Withhold
7,569,876	504,047

Preferred Shares only

Nancy Yao Maasbach

Votes For	Votes Withhold
990	0

C. William Maher

Votes For	Votes Withhold
990	0

On the Closing Date, the four new trustees took office upon the resignation of the previous trustees and abrdn Inc. replaced DMC as the Fund’s investment manager.

Management has determined that no other material events or transactions occurred subsequent to March 31, 2023, that would require recognition or disclosure in the Fund’s financial statements.

Report of independent
registered public accounting firm

To the Board of Trustees and Shareholders of Delaware Investments® National Municipal Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Investments® National Municipal Income Fund (the “Fund”) as of March 31, 2023, the related statements of operations and cash flows for the year ended March 31, 2023, the statements of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2023 and the financial highlights for each of the five years in the period ended March 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
June 9, 2023

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

Other Fund information (Unaudited)

Delaware Investments® National Municipal Income Fund

Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must repot distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended March 31, 2023, the Fund reported distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	0.55%
(B) Tax-Exempt Distributions (Tax Basis)	87.84%
(C) Return of Capital (Tax Basis)	11.61%
Total Distributions (Tax Basis)	100.00%

(A), (B), and (C) are based on a percentage of the Fund’s total distributions.

Fund management

Gregory A. Gizzi

Senior Managing Director, Head of US Fixed Income and Head of Municipal Bonds, Senior Portfolio Manager

Gregory A. Gizzi is Head of US Fixed Income and Head of Municipal Bonds for Macquarie Asset Management Fixed Income (MFI) in the Americas, a role he assumed in April 2022. Gizzi is responsible for overseeing the US fixed income component of MAM’s global MFI business. Additionally, he leads the MFI municipal business. In this role, he is responsible for the overall operation of the strategy and is team lead on several of the tax-exempt strategies. Gizzi is also responsible for MFI’s taxable municipal business and the marketing efforts for the team’s municipal products. Previously, Gizzi was co-portfolio manager of the firm’s municipal bond funds and several client accounts, a role he held since November 2011. Before joining Macquarie Asset Management (MAM) in January 2008 as head of municipal bond trading, he spent six years as a vice president at Lehman Brothers for the firm’s tax-exempt institutional sales effort. Prior to that, he spent two years trading corporate bonds for UBS. Gizzi has more than 20 years of trading experience in the municipal securities industry, beginning at Kidder Peabody in 1984, where he started as a municipal bond trader and worked his way up to institutional block trading desk manager. He later worked in the same capacity at Dillon Read. Gizzi earned his bachelor’s degree in economics from Harvard University.

Stephen J. Czepiel

Managing Director, Head of Municipal Bonds Portfolio Management, Senior Portfolio Manager

Stephen J. Czepiel leads the portfolio management of the firm’s municipal bonds strategies for Macquarie Asset Management Fixed Income (MFI) in the Americas, a role he assumed in February 2019. He is a co-portfolio manager of the firm’s municipal bond funds and client accounts, a role he has held since August 2007. He joined Macquarie Asset Management in July 2004 as a senior bond trader. Previously, he was vice president at both Mesirow Financial and Loop Capital Markets. He began his career in the securities industry in 1982 as a municipal bond trader at Kidder Peabody and now has more than 20 years of experience in the municipal securities industry. Czepiel earned his bachelor’s degree in finance and economics from Duquesne University.

Jake van Roden

Managing Director, Senior Portfolio Manager

Jake van Roden is a Senior Portfolio Manager on the municipal bond team within Macquarie Asset Management Fixed Income (MFI) in the Americas, a role he assumed in 2017. In addition to portfolio management, his responsibilities include oversight of distressed and high yield investments across municipals, public purpose, and corporate credit sectors. He joined MFI’s municipal department in July 2004 as a generalist and became head of municipal trading in December 2012. Prior to joining MFI, he interned at Macquarie Asset Management (MAM) in the client services department. He received a bachelor’s degree in American studies with a minor in government from Franklin & Marshall College.

Fund strategies and risks

What are the Fund’s principal investment strategies?

The Fund seeks to achieve its investment objective by investing under normal circumstances, substantially all (at least 80%) of its net assets in “Municipal Obligations.” “Municipal Obligations” are debt obligations issued by or on behalf of a state or territory or its agencies, instrumentalities, municipalities and political subdivisions, the interest payable on which is, in the opinion of bond counsel, excludable from gross income for purposes of federal income taxation (except, in certain instances, the alternative minimum tax, depending upon the shareholder’s tax status). The Fund may invest up to 20% of the Fund’s assets in securities that generate interest that is subject to federal alternative minimum tax (“AMT”). The Fund may invest without limitation in uninsured, “investment grade” Municipal Obligations. “Investment grade” means that, at the time of investment, a Municipal Obligation has a credit rating of at least Baa by Moody’s, or BBB by Standard & Poor’s Financial Services LLC (“S&P”), or is unrated but judged by the Manager, to be of comparable quality. The Fund may invest up to 20% of its net assets in Municipal Obligations that are rated below investment grade or that are unrated but judged by the Manager to be of comparable quality.

The Manager analyzes economic and market conditions, seeking to identify the securities or market sectors that the Manager thinks are the best investments for the Fund. The Fund generally invests in debt obligations issued by state and local governments and their political subdivisions, agencies, authorities, and instrumentalities that are exempt from federal income tax. The Fund may also invest in debt obligations issued by or for the District of Columbia, and its political subdivisions, agencies, authorities, and instrumentalities or territories and possessions of the United States that are exempt from federal income tax.

The Fund will generally invest in securities for income rather than seeking capital appreciation through active trading. However, the Fund may sell securities for a variety of reasons, such as to reinvest the proceeds in higher yielding securities, to eliminate investments not consistent with the preservation of capital, to fund tender offers, or to address a weakening credit situation.

The Fund invests its assets in securities with maturities of various lengths, depending on market conditions, but will have a dollar-weighted average effective maturity of between 20 and 30 years. The Manager will adjust the average maturity of the bonds in the Fund’s portfolio to attempt to provide a current tax-exempt income, consistent with preservation of capital. The Fund may focus its investments in certain types of bonds or in a certain segment of the municipal bond market when the supply of bonds in other sectors do not suit its investment needs.

The Fund may invest without limitation in general obligation bonds in the top four quality grades or bonds that are unrated, but which the Manager determines to be of equal quality. The Fund may invest without limitation in revenue bonds in the top four quality grades or bonds that are unrated, but which the Manager determines to be of equal quality.

The Fund may invest without limitation in insured Municipal Obligations. In addition, insurance is available on uninsured bonds and the Fund may purchase such insurance directly. The Manager will generally do so only if it believes that purchasing and insuring a Municipal Obligation provides an investment opportunity at least comparable to owning other available insured Municipal Obligations.

Private activity or private placement bonds are municipal bond issues whose proceeds are used to finance certain nongovernment activities, including some types of industrial revenue bonds such as privately owned sports and convention facilities. The Tax Reform Act of 1986 subjects interest income from these bonds to the federal alternative minimum tax and makes the tax-exempt status of certain bonds dependent on the issuer’s compliance with specific requirements after the bonds are issued. As described above, the Fund may invest up to 20% of its assets in bonds whose income is subject to the federal alternative minimum tax. This means that a portion of the Fund’s distributions could be subject to the federal alternative minimum tax that applies to certain taxpayers. The Fund may invest without limit in advance refunded bonds.

The Fund may invest without limitation in high-quality, short-term tax-free instruments.

The Fund may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed the Fund’s 15% limit on investments in illiquid securities.

The Fund may invest without limitation in municipal lease obligations, primarily through certificates of participation rated in the top four quality grades by S&P or another nationally recognized statistical rating agency. As with the Fund’s other investments, the Manager expects that

Other Fund information (Unaudited)

Delaware Investments® National Municipal Income Fund

Fund management (continued)

investments in municipal lease obligations will be exempt from regular federal income taxes. The Fund will rely on the opinion of the bond issuer’s counsel for a determination of the bond’s tax-exempt status.

The Fund may invest in zero coupon bonds.

Credit quality restrictions for the Fund apply only at the time of purchase. The Fund may continue to hold a security whose quality rating has been lowered or, in the case of an unrated bond, after the Manager has changed its assessment of its credit quality.

The Fund may buy or sell securities on a when-issued or delayed-delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Where the Manager feels there is a limited supply of appropriate investments, the Fund may invest more than 25% of its total assets in Municipal Obligations relating to similar types of projects or with other similar economic, business, or political characteristics (such as bonds of housing finance agencies or healthcare facilities). In addition, the Fund may invest more than 25% of its assets in industrial development bonds or, in the case of the Fund, pollution control bonds, which may be backed only by the assets and revenues of a nongovernmental issuer. The Fund will not, however, invest more than 25% of its total assets in bonds issued for companies in the same business sector.

The Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes but normally does not do so. The Fund will not borrow money in excess of one-third of the value of its assets.

In response to unfavorable market conditions, the Fund may invest in taxable instruments for temporary defensive purposes. These could include obligations of the US government, its agencies and instrumentalities, commercial paper, cash, certificates of deposit of domestic banks, repurchase agreements, reverse repurchase agreements, other cash equivalents, and other debt instruments. These investments may not be consistent with the Fund’s investment objective. To the extent that the Fund holds such investments, it may be unable to achieve its investment objective.

What are the principal risks of investing in the Fund?

Investing in any closed-end fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Net asset value discount risk — The risk that a closed-end investment company will trade at a discount from its net asset value (NAV).

Market risk — The risk that all or a majority of the securities in a certain market—such as the stock or bond market—will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Security risk — The risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond (due to situations that could range from decreased sales to events such as a pending merger or actual or threatened bankruptcy).

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Industry and sector risk — The risk that the value of securities in a particular industry or sector will decline because of changing expectations for the performance of that industry or sector.

Geographic concentration risk — The risk that heightened sensitivity to regional, state, US territories or possessions (such as the Commonwealth of Puerto Rico, Guam, or the US Virgin Islands), and local political and economic conditions could adversely affect the holdings in and performance of a fund. There is also the risk that there could be an inadequate supply of municipal bonds in a particular state or US territory or possession. For a further discussion of geographic, credit and market risks, see Note 8 in “Notes to financial statements.”

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

Leveraging risk — The risk that certain fund transactions, such as the issuance of preferred shares, may give rise to leverage, causing a fund to be more volatile than if it had not been leveraged, which may result in increased losses to the fund.

Call risk — The risk that a bond issuer will prepay the bond during periods of low interest rates, forcing a fund to reinvest that money at interest rates that might be lower than rates on the called bond.

Alternative minimum tax risk — If a fund invests in bonds whose income is subject to the alternative minimum tax, that portion of the fund’s distributions would be taxable for shareholders who are subject to this tax.

Government and regulatory risk — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance. For example, a tax-exempt security may be reclassified by the Internal Revenue Service or a state tax authority as taxable, and/or future legislative, administrative, or court actions could cause interest from a tax-exempt security to become taxable, possibly retroactively.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Form N-PORT and proxy voting information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of investments included in the Fund’s most recent Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/literature.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Board of trustees and officers addendum

Delaware Funds by Macquarie®

A fund is governed by a Board of Trustees (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers as of March 31, 2023 with certain background and related information.

Name, Address, and Birth Year	Position(s) Held with the Fund	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee

Shawn K. Lytle[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	117	Macquarie Asset Management[3] (2015–Present) -Global Head of Macquarie Asset Management Public Investments (2019–Present) -Head of Americas of Macquarie Group (2017–Present)	None

Independent Trustees

Jerome D. Abernathy 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	117	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993-Present)	None

Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1958	Trustee	Since March 2015	117	J.P. Morgan Chase & Co. (1987-2013) -Chief Executive Officer, Private Wealth Management (2011– 2013)	Banco Santander International (2016–2019) Santander Bank, N.A. (2016-2019)

Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1953	Trustee	Since January 2013	117	Private Investor (2011–Present)
 State Street Bank and Trust Company (1996-2011)
				-Executive Vice President of Enterprise Risk Management and Emerging Economies Strategy; and Chief Risk and Corporate Administration Officer	None

H. Jeffrey Dobbs 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1955	Trustee	Since April 2019[4]	117	KPMG LLP (2002-2015) -Global Sector Chairman, Industrial Manufacturing (2010-2015)	TechAccel LLC (2015–Present) PatientsVoices, Inc. (2018–Present) Valparaiso University Board (2012-Present) Ivy Funds Complex (2019- 2021)

Name, Address, and Birth Year	Position(s) Held with the Fund	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1960	Trustee	Since January 2001	117	Drexel University -President (2010–Present)	Federal Reserve Bank of Philadelphia (2020–Present)
Kresge Foundation (2018-Present)
FS Credit Real Estate Income Trust, Inc. (2018–Present)
vTv Therapeutics Inc. (2017–Present)
Community Health Systems (2004–Present)
Drexel Morgan & Co. (2015–2019)

Joseph Harroz, Jr. 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1967	Trustee	Since November 1998[4]	117	University of Oklahoma -President (2020–Present)
-Interim President (2019–2020)
-Vice President and Dean, College of Law (2010–2019)
Brookhaven Investments LLC (commercial enterprises)
-Managing Member (2019–Present)
St. Clair, LLC (commercial enterprises)
				-Managing Member (2019–Present)	OU Medicine, Inc. (2020–Present) Big 12 Athletic Conference (2019-Present) Valliance Bank (2007–Present) Ivy Funds Complex (1998-2021)

Sandra A.J. Lawrence 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1957	Trustee	Since April 2019[4]	117	Children’s Mercy Hospitals and Clinics (2005–2019) -Chief Administrative Officer (2016–2019)	Brixmor Property Group Inc. (2021-Present)
Sera Prognostics Inc.
(biotechnology)
(2021-Present)
Recology (resource recovery) (2021-Present) Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies) (2018-Present)
National Association of Corporate Directors (2017-Present)
American Shared Hospital Services (medical device) (2017-2021)
Ivy Funds Complex (2019- 2021)

Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Fund	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	Since September 2011	117	Banco Itaú International -Chief Executive Officer (2012–2016) Bank of America, U.S. Trust Private Wealth -President (2007-2008) U.S. Trust Corp. -President & CEO (2005-2007)	Florida Chapter of National Association of Corporate Directors (2021-Present)
Callon Petroleum Company (2019-Present) Camden Property Trust (2011-Present)
New Senior Investment Group Inc. (2021)
					Carrizo Oil & Gas, Inc. (2018-2019)

Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Chair and Trustee	Trustee since January 2013 Chair since January 2023	117	PNC Financial Services Group (1983–2013) -Vice Chairman (2009- 2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022)

Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	117	Gore Creek Capital, Ltd. -Chief Executive Officer and President (2009–Present)
Capital Z Asset Management -Chief Executive Officer (2008-2009)
California Public Employees’ Retirement System (CalPERS)
-Senior Investment Officer of Global Equity (2002-2008)	The Merger Fund (2013–2021),
The Merger Fund VL (2013–2021),
WCM Alternatives: Event- Driven Fund (2013–2021),
and WCM Alternatives: Credit Event Fund (2017–2021)
Grange Insurance (2013–Present)
H&R Block Corporation (2008–2022)
International Securities Exchange (2010-2018)
					Vassar College Trustee (2006-2018)

Janet L. Yeomans 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1948	Trustee	Since April 1999	117	3M Company (1995-2012) -Vice President and Treasurer (2006–2012)	Temple University Hospital (2017-Present) Pennsylvania State System of Higher Education (2018-Present)

Officers

David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	117	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None[5]

Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	117	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None[5]

Name, Address, and Birth Year	Position(s) Held with the Fund	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	117	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None
[1]	“Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.
[2]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Funds’ investment advisor.
[3]	Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds’ investment advisor, principal underwriter, and transfer agent.
[4]	Includes time served on the Board of Ivy Funds prior to the date when Ivy Funds joined the Delaware Funds complex.
[5]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Fund. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds by Macquarie® Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a.       An understanding of generally accepted accounting principles and financial statements;

b.       The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c.       Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d.       An understanding of internal controls and procedures for financial reporting; and

e.       An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a.       Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b.       Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c.       Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d.       Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

H. Jeffrey Dobbs

Sandra A.J. Lawrence

Frances Sevilla-Sacasa, Chair

Item 4. Principal Accountant Fees and Services

(a)      Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $37,710 for the fiscal year ended March 31, 2023.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $34,596 for the fiscal year ended March 31, 2022.

(b)      Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2023.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $2,050,189 for the registrant’s fiscal year ended March 31, 2023. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2022.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $1,134,001 for the registrant’s fiscal year ended March 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c)      Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $3,371 for the fiscal year ended March 31, 2023. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2023. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $3,150 for the fiscal year ended March 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(d)      All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2023.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2023. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2022.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e)      The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds by Macquarie®.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $50,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f)      Not applicable.

(g)     The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $9,044,000 and $9,044,000 for the registrant’s fiscal years ended March 31, 2023 and March 31, 2022, respectively.

(h)     In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

(i)       Not applicable.

(j)       Not applicable.

Item 5.  Audit Committee of Listed Registrants

The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the registrant’s Audit Committee are H. Jeffrey Dobbs, Sandra A.J. Lawrence, and Frances Sevilla-Sacasa.

Item 6.  Investments

(a)      Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b)      Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has formally delegated to its investment adviser, Delaware Management Company, a series of Macquarie Investment Management Business Trust (the “Adviser”) the responsibility for making all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Adviser and any

Macquarie affiliates advising the registrant will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing the Adviser’s proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.

In order to facilitate the actual process of voting proxies, the Adviser has contracted with proxy advisory firms to analyze proxy statements on behalf of the registrant and other Adviser clients and provide the Adviser with research recommendations on upcoming proxy votes in accordance with the Procedures. The Committee is responsible for overseeing the proxy advisory firm’s services. If a proxy has been voted for the registrant, the proxy advisory firm will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the registrant’s website at http://delawarefunds.com/proxy; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

When determining whether to invest in a particular company, one of the factors the Adviser may consider is the quality and depth of the company’s management. As a result, the Adviser believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, the Adviser’s votes are cast in accordance with the recommendations of the company’s management. However, the Adviser may vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the registrant.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote for management or shareholder proposals to reduce supermajority vote requirements, taking into account: ownership structure; quorum requirements; and vote requirements; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis; (iv) generally vote re-incorporation proposals on a case-by-case basis; (v) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; (vi) generally vote for proposals requesting that a company report on its policies, initiatives, oversight mechanisms, and ethical standards related to social, economic, and environmental sustainability, unless company already provides similar reports through other means or the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative guidelines or a similar standard; and (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Because the registrant has delegated proxy voting to the Adviser, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most of the proxies which the Adviser receives on behalf of its clients are voted in accordance with the Procedures. Since the Procedures are pre-determined by the Committee, application of the Procedures by the Adviser’s portfolio management teams when voting proxies after reviewing the proxy and research provided by the proxy advisory firm should in most instances adequately address any potential conflicts of interest. If the Adviser becomes aware of a conflict of interest in an upcoming proxy vote, the proxy vote will generally be referred to the Committee or the Committee’s delegates for review. If the portfolio management team for such proxy intends to vote in accordance with the proxy advisory firm’s recommendation pursuant to our Procedures, then no further action is needed to be taken by the Committee. If the Adviser’s portfolio management team is considering voting a proxy contrary to the proxy advisory firm’s research recommendation under the Procedures, the Committee or its delegates will assess the proposed vote to determine if it is reasonable. The Committee or its delegates will also assess whether any business or other material relationships between the Adviser and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. If the Committee or its delegates determines that the proposed proxy vote is unreasonable or unduly influenced by a conflict, the portfolio management team will be required to vote the proxy in accordance with the proxy advisory firm’s research recommendation or abstain from voting.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

The information in the annual report under “Other Fund information – Fund management” is incorporated by reference into this Item 8.

Other Accounts Managed

The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of March 31, 2023, unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis.

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance- Based Fees	Total Assets in Accounts with Performance- Based Fees
Gregory A. Gizzi
Registered Investment Companies	19	$8.7billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	37	$4.0 billion	0	$0
Stephen J. Czepiel
Registered Investment Companies	19	$8.7 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	26	$4.3 billion	0	$0
Jake van Roden
Registered Investment Companies	18	$8.0 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1	$125.1 million	0	$0

DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or the Funds. Additionally, the management of multiple other funds or accounts and the Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple other funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Adviser has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

Accounts managed by the portfolio managers may have a performance-based fee. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While Delaware’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure

Each portfolio’s manager’s compensation consists of the following:

Base Salary - Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus - An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The pool is allotted based on subjective factors and objective factors. The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. For investment companies, each manager is compensated according to the Fund’s Broadridge Financial Solutions, Inc. (formerly, Lipper Inc.) or Morningstar peer group percentile ranking on a 1-, 3-, and 5-year basis, with longer term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the eVestment Alliance database (or similar sources of relative performance data) on a one-, three-, and five-year basis, with longer term performance more heavily weighted; composite performance relative to the benchmark is also evaluated for the same time periods. Incentives reach maximum potential at the top 25th-30th percentile. The remaining portion of the bonus is discretionary as determined by Macquarie Investment Management and takes into account subjective factors.

For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

Portfolio managers participate in retention programs, including the Macquarie Asset Management Public Investments Notional Investment Plan and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Macquarie Asset Management Public Investments Notional Investment Plan — A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of certain funds within MAM Funds pursuant to the terms of the Macquarie Asset Management Public Investments Notional Investment Plan. The retained amount will vest in equal tranches over a period ranging from four to five years after the date of investment (depending on the level of the employee).

Macquarie Group Employee Retained Equity Plan — A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in a period ranging from four to five years after the date of investment (depending on the level of the employee).

Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all similarly situated employees.

Ownership of Securities

As of March 31, 2023, the portfolio managers did not own any shares of the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)) and provide reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE INVESTMENTS® NATIONAL MUNICIPAL INCOME FUND

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	June 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	June 9, 2023

/s/RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	June 9, 2023